UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04611
Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	800 Scudders Mill Road,
Plainsboro,
New Jersey 08536

Name and address of agent for service:	Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street
32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

Item 1 – Reports to Stockholders

09

Invests primarily in Australian and Asian debt securities.

Aberdeen Asia-Pacific Income Fund, Inc.

Annual Report

October 31, 2009

Letter to Shareholders (unaudited)

December 10, 2009

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the year ended October 31, 2009. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 45.66% over the year ended October 31, 2009 and 9.2% per annum since inception, assuming the reinvestment of distributions.

Share Price Performance

The Fund’s share price increased by 44.5% over the year, from $4.18 on October 31, 2008 to $6.04 on October 31, 2009. The Fund’s share price on October 31, 2009 represented a discount of 7.5% to the NAV per share of $6.53 on that date, compared with a discount of 14.9% to the NAV per share of $4.91 on October 31, 2008. At the date of this letter, the share price was $6.52 representing a discount of 1.8% to the NAV per share of $6.64.

Asia: 48.6% of Total Investments Invested in Asian Debt Securities

As of October 31, 2009, the Fund held 48.6% of its total investments in Asian debt securities (including New Zealand). Of the Fund’s total investments, 34.2% were held in U.S. dollar denominated bonds issued by foreign issuers, bringing the Fund’s total U.S. dollar exposure to 33.3%.

Credit Quality: 73.5% of Securities Rated or Deemed Equivalent to A or Better

As of October 31, 2009, 73.5% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Distributions

Distributions to common shareholders for the twelve months ended October 31, 2009 totaled 47 cents per share (including a special distribution of 5 cents per share). Based on the share price of $6.04 on October 31, 2009, the distribution rate over the twelve months then ended was 7.8% (7.0% excluding the special distribution). Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On December 7, 2009, the Board of Directors authorized a monthly distribution of 3.5 cents per share, payable on January 15, 2010 to common shareholders of record as of December 31, 2009.

The Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent the Fund does not generate earnings from dividends, interest and net realized capital gains equal to or in excess of the aggregate distributions paid by the Fund, paid-in capital, which is a non-taxable return of capital. It is the Board’s intention that the monthly distribution of 3.5 cents per share be maintained for twelve months, beginning with the July 10, 2009 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in March 2010.

Share Repurchase Policy

The Board’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended October 31, 2009, the Fund repurchased 753,400 shares through this program.

Revolving Credit Facility and Leverage

The Fund has entered into a $600 million loan facility with a syndicate led by The Bank of Nova Scotia. The loan facility with the syndicate led by the Bank of Nova Scotia was renewed for another 364 day term on April 15, 2009. Under the terms of the loan facility and applicable regulation, the Fund is required to maintain certain asset coverage ratios for the amount of its borrowings outstanding. Following the broader market declines in October 2008, the Fund’s management determined to pay down $80 million of the loan facility in order to maintain compliance with these asset coverage ratios. In November 2008, the Fund paid down an additional $30 million on the loan balance. In April 2009, the Fund drew down an additional $30 million on the loan balance. In May 2009, the Fund drew down an additional $30 million on the loan balance. In September 2009, the Fund drew down an additional $50 million on the loan balance. The Fund’s Board continues to evaluate the use of leverage for the Fund. In December 2008, the Fund’s Board authorized the Fund to use reverse repurchase agreements as another form of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and shareholders to do so.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2009, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of distributions, please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-800-522-5465 in the United States,
•	emailing InvestorRelations@aberdeen-asset.com, or
•	visiting the website at www.aberdeenfax.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Finally, included within this report is a postage paid reply card which would register you into the Aberdeen enhanced email service. Following receipt of the completed form, updated investment information relating to the closed end fund range would be circulated to your attention.

Yours sincerely,

Christian Pittard

President

All amounts are U.S. dollars unless otherwise stated.

Distribution Disclosure Classification (unaudited)

Your Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may be required to indicate the sources of certain distributions to shareholders. This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2009, consisted of 82% net investment income and 18% return of paid-in-capital.

In January 2010, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2009 calendar year.

Aberdeen Asia-Pacific Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

We invite you to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”) which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York Mellon Corporation (the “Plan Agent”) will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a participant in the Plan, you will benefit from:

•	Automatic reinvestment – the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;
•	Lower costs – shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;
•	Convenience – the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request a brochure containing information on the Plan, together with an enrollment form, please contact the Plan Agent:

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

or call toll free at 1-866-221-1606.

Report of the Investment Manager (unaudited)

Share Price Performance

On October 31, 2009, the Fund’s share price was $6.04, which represented a discount of 7.5% to the NAV per share of $6.53. As of December 10, 2009, the share price was $6.52, representing a discount of 1.8% to the NAV per share of $6.64.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its common shareholders. Until April 21, 2008, the Fund had issued Auction Market Preferred Stock (“AMPS”) for its leverage. The AMPS were redeemed and the leverage for investment purposes now involves borrowing under a loan facility. The amounts borrowed from the line of credit may be invested at higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility and the redemption of the AMPS will also reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Investment Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

Prices and availability of leverage are extremely volatile in the current market environment. The Fund’s Board continues to evaluate the use of leverage for the Fund and will explore other forms of leverage. In December 2008, the Fund’s Board authorized the Fund to use reverse repurchase agreements as another form of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and shareholders to do so. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a fund depends upon the costs of the agreements; coupled with the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

The Fund’s Investment Management Agreement and Investment Advisory Agreement, under which management and advisory fees are paid to the Investment Manager and Investment Adviser based on the Fund’s assets applicable to shares of both common and preferred stock, have been amended and restated in order to reflect the implementation of the loan facility and completion of the AMPS redemption. Because the Fund no longer uses preferred stock (i.e. the AMPS) for leverage, the Fund, the Investment Manager and Investment Adviser have amended and restated the Investment Management Agreement and Investment Advisory Agreement to reflect the parties’ intention that the investment management fee be paid based on the Fund’s Managed Assets (including assets attributable to any form of investment leverage). For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. Shareholders ratified and approved the modifications to the Investment Management and Investment Advisory Agreements at the Annual Meeting of Shareholders held on March 6, 2009.

Interest Rate Swaps

The Fund previously entered into interest rate swap agreements, based on an aggregate notional amount of $390.0 million, which represented 65% of the total borrowings. On April 17, 2009, the Fund unwound two previously held interest rate swap agreements and entered into two new interest rate swap agreements with an aggregate notional amount of $246.0 million. On June 26, 2009, the Fund unwound a previously held interest rate swap agreement and entered into a new interest rate swap agreement with an aggregate notional amount of $144.0 million. On July 28, 2009, the Fund entered into a new interest rate swap agreement with a notional amount of $22.5 million. On October 15, 2009, the Fund entered into a new interest rate swap agreement with a notional amount of HKD 74.0 million. On October 27, 2009, the Fund entered into a new interest rate swap agreement with a notional amount of THB 695.0 million. As of October 31, 2009, the Fund held interest rate swap agreements with an aggregate notional amount of $412.5 million, HKD 74.0 million, and THB 695.0 million which represented 74% of the total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest. The U.S. Dollar agreements receive the three month USD-LIBOR BBA rate. The HKD agreement receives the three month HKD-HIBOR rate. The THB agreement received the six month Thai Baht Fixing rate. The Fund pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of October 31, 2009	Amount (in millions)		Fixed Rate Payable (%)
60 months	HKD	74.0	2.5050
56 months		$144.0	3.0125
56 months		$22.5	2.9600
36 months	THB	695.0	3.2300
30 months		$130.0	1.8170
18 months		$116.0	1.4700

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board of Directors.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

Economic Review

The period under review proved to be a volatile period for investors, but one that fortunately ended on a more positive note than it began. The year commenced in the shadows of the collapse of a number of high profile American financial institutions and the virtual shut down of global capital markets which required emergency government intervention and aggressive central bank easing of monetary policy. Not surprisingly the performance of a wide range of securities held in the Fund’s portfolio was significantly impacted by these events earlier in the reporting period.

In the aftermath of this financial market turmoil, data releases were generally extremely weak in the 4th quarter of 2008 and 1st quarter of 2009, while equity markets weakened dramatically during the first two months of 2009. The U.S. Federal Reserve also took its official interest rate target down to 0-0.25% in December last year and embarked on a course of unconventional monetary policy, in a further effort to stem the slide in the U.S. economy. Overall many major economies in the developed world had clearly moved into a recession in the latter part of 2008, and continuing into 2009.

Against this backdrop of deteriorating global growth, the Asia-Pacific region also experienced dramatic weakness in a variety of growth indicators, particularly in the area of exports and industrial production which weakened dramatically towards the end of 2008 and continued into 2009. As a result, Asian central banks quickly turned from having a tightening bias for official cash rates, largely as a result of the lagged inflation impact of higher oil and energy prices, towards a policy of rapid fiscal easing. Expansionary fiscal policy in the form of significant increases in government spending on infrastructure was also a key feature during the period under review.

Fortunately as the year progressed confidence returned to both the global financial markets and the global economy from around the second quarter of 2009 onwards. Global credit markets witnessed a dramatic improvement in performance, so too a range of currency and bond markets in which the Fund invests. As a result a number of positive factors supported the performance of the Fund during the period in review. For example, the Australian dollar increased markedly throughout the year, rising from around 66.8 U.S. cents in October 2008 to finish the year just under 90 U.S. cents.

Average yields in the Investment Grade Merrill Lynch Asian credit index also declined substantially from around 11.5% in October 2008 to 5.4% at the end of the period, with average credit spreads falling from 850 basis points to around 297 basis points over U.S. treasuries. Movements in the high yield market were even more pronounced with average credit spreads narrowing from around 1,200 basis points to around 430 basis points during the same period. As a result, the Asian dollar debt market registered one of the most impressive gains in recent history as the credit markets produced 12 consecutive months of positive returns.

This period was also marked by higher default rates, company debt buy-backs and record primary debt issuance. Consistent with the weak economic backdrop, there was an increase in Asian dollar bond default rates as borrowers suffering from severe liquidity constraints became unable to meet their debt obligations. Other companies were able to exchange maturing debt for longer dated securities enabling them to avoid defaults while other more opportunistic borrowers, particularly with high yield bonds outstanding, engaged in buying back their debt at discounts and profited immensely. Nonetheless these events did not stop the dramatic recovery in the Asian credit markets during the course of the year.

In the Australian fixed income market government bond yields followed the official cash rate lower during the first half of the year; however, an improvement in confidence in the outlook for both the global economy and the Australian economy in the second half of the year led the Reserve Bank of Australia (“RBA”) to tighten monetary policy in October 2009. The RBA cut the official target from 6% in October 2008 to a low of 3% in April 2009. As confidence improved, the RBA has started to move policy away from what it deemed to be “emergency” settings back towards more neutral policy settings. As a result, government bond yields actually increased marginally over the year; 2 year yields increased from around 4.3% to 4.7% while 10 year yields rose from 5.2% to 5.5% On a more positive note, credit spreads in Australia contracted significantly throughout the course of the year. This together with the strength of the Australian dollar against the Canadian dollar combined to produce positive performance for the Fund throughout the year.

In contrast, local Asian government bond markets experienced mixed fortunes throughout the period. For example, countries such as Indonesia and the Philippines, which had experienced significant weakness during September and October last year, witnessed a substantial decline in bond yields during the period. However, yields in longer dated bond markets in countries such as Hong Kong, Thailand and Malaysia declined in yield during the beginning of the period but increased over January and February. Rising yield levels in longer dated U.S. government bond yields and/or substantial increases in local government bond issuance were largely behind the increases in yields in these markets. Similarly, Asian currencies were generally weaker against the U.S. dollar between December and late February before recovering strongly towards the end of April 2009.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments

As of October 31, 2009, 73.5% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2009, compared with the previous six and twelve months:

	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %
October 31, 2009	30.4	10.8	32.3	9.9	15.5	1.1
April 30, 2009	31.0	15.0	25.3	10.7	17.2	0.8
October 31, 2008	38.4	11.6	21.9	10.0	16.7	1.4

*	Below investment grade

Geographic Composition

The table below shows the geographical composition (i.e., with U.S. dollar denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2009, compared with the previous six and twelve months:

	Australia %	Asia (including NZ) %	United States %
October 31, 2009	48.0	48.6	3.4
April 30, 2009	48.7	48.1	3.2
October 31, 2008	47.4	48.5	4.1

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of October 31, 2009, compared with the previous six and twelve months:

Date	Australian Dollar %	Asian Currencies (including NZ dollar) %	US Dollar* %
October 31, 2009	48.0	18.7	33.3
April 30, 2009	45.2	14.6	40.2
October 31, 2008	44.3	18.1	37.6

*	Includes U.S. dollar denominated bonds issued by foreign issuers: 34.2% on October 31, 2009, 29.2% on April 30, 2009, and 29.4% on October 31, 2008.

Maturity Composition

As of October 31, 2009, the average maturity of the Fund’s total investments was 6.6 years, compared with 8.4 years at October 31, 2008. The following table shows the maturity composition of the Fund’s investments as of October 31, 2009, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2009	30.0	26.5	32.9	10.6
April 30, 2009	27.8	27.1	34.6	10.5
October 31, 2008	26.8	24.3	34.4	14.5

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from the previous six and twelve month periods.

	October 31, 2009	April 30, 2009	October 31, 2008
Australia
90 day bank bills	3.94%	3.08%	5.81%
10 year bonds	5.54%	4.57%	5.17%
Australian Dollar	$0.90	$0.73	$0.66
Malaysia
90 day T-bills	2.04%	1.83%	3.59%
10 year bonds	4.28%	3.96%	4.35%
Malaysian Ringgit*	~~R~~3.41	~~R~~3.56	~~R~~3.55
New Zealand
90 day bank bills	2.81%	2.87%	7.16%
10 year bonds	5.73%	5.31%	6.03%
New Zealand Dollar	$0.72	$0.57	$0.58
Philippines
90 day T-bills	4.07%	4.51%	6.84%
10 year bonds	7.95%	8.13%	9.48%
Philippines Peso*	~~P~~47.62	~~P~~48.36	~~P~~48.92
Singapore
90 day T-bills	0.43%	0.20%	0.87%
10 year bonds	2.55%	2.04%	2.95%
Singapore Dollar*	~~S~~$1.40	~~S~~$1.48	~~S~~$1.48
South Korea
90 day T-bills	2.20%	1.96%	5.01%
10 year bonds	5.43%	4.69%	5.50%
South Korean Won*	~~W~~1,182.25	~~W~~1,238.00	~~W~~1,290.95
Thailand
90 day deposits	0.75%	0.75%	2.38%
10 year bonds	4.34%	2.92%	3.77%
Thai Baht*	~~B~~33.43	~~B~~35.26	~~B~~35.08
US$ Bonds**
Hong Kong	1.42%	1.76%	3.74%
Malaysia	1.74%	2.73%	2.83%
Philippines	5.69%	7.03%	8.24%
South Korea	4.41%	5.85%	7.39%

*	These currencies are quoted Asian currency per U.S. dollar. The Australian and New Zealand dollars are quoted U.S. dollars per currency.
**	Sovereign issues.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments

As of October 31, 2009

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS—128.0%
	AUSTRALIA—63.2%
AUD	15,000	ABN Amro Bank NV, 6.50%, 5/17/13 (a)(b)	$10,571,022
AUD	1,300	ALE Finance Company Property, Ltd., 3.53%, 5/20/15 (a)(c)	1,106,111
AUD	8,000	AMP Group Finance Services, Ltd., 9.00%, 5/16/11	7,400,632
AUD	12,000	ANZ Banking Corporation, 6.25%, 5/23/11 (a)(b)	10,694,715
AUD	22,500	ANZ Banking Corporation, 8.50%, 4/22/13	21,520,287
AUD	18,500	Asian Development Bank, 7.125%, 3/19/13	17,317,241
AUD	4,000	Australian Prime Property, 8.25%, 7/30/12	3,530,123
AUD	8,000	AXA SA, 4.4717%, 10/26/16 (a)(b)	4,887,797
AUD	9,000	AXA SA, 7.50%, 10/26/16 (a)(b)	5,578,569
AUD	3,200	Barclays Bank plc., 6.75%, 8/13/12	2,874,913
AUD	8,000	Brisbane Airport Corp., 7.30%, 6/30/10	7,190,970
AUD	21,460	Caisse d’Amortissement de la Dette Sociale, 7.50%, 2/28/13	20,169,711
AUD	4,000	CFS Gandel Retail Trust, 6.25%, 12/22/14	3,162,446
AUD	15,000	Cie de Financement Foncier, 6.25%, 1/30/17	12,749,183
AUD	28,400	Commonwealth Bank of Australia, 8.50%, 6/24/11	26,743,646
AUD	10,000	Council of Europe, 6.25%, 1/23/12	9,140,792
AUD	4,638	Crusade Global Trust, 3.3633%, 1/16/35 (a)	4,089,433
AUD	2,400	Deutsche Bank AG, 7.50%, 10/19/12	2,193,194
AUD	3,600	ELM BV for Swiss Reinsurance Co. 7.635%, 5/25/17 (a)(b)	2,138,327
AUD	12,000	Eurofima, 6.00%, 1/28/14	10,676,989
AUD	7,300	Eurofima, 6.25%, 12/28/18	6,328,704
AUD	12,500	Eurofima, 6.50%, 8/22/11	11,437,107
AUD	35,000	European Investment Bank, 6.50%, 8/07/19	30,920,872
AUD	25,000	European Investment Bank, 7.00%, 1/24/12	23,237,895
AUD	5,500	FGL Finance Australia, Ltd., 6.25%, 3/17/10	4,969,422
AUD	8,700	General Electric Capital Australia Registranting Pty, 6.00%, 8/17/12	7,576,752
AUD	6,600	General Electric Capital Australia Registranting Pty, 6.00%, 5/15/13	5,662,153
AUD	3,500	General Property Trust Management, 6.50%, 8/22/13	2,900,706
AUD	2,500	Goldman Sachs Group, Inc., 6.35%, 4/12/16	2,070,394
AUD	4,000	HBOS PLC, 6.75%, 5/01/12 (a)(b)	2,871,468
AUD	5,000	Heritage Building Society, Ltd., 3.9083%, 12/05/11 (a)(b)	3,788,763
AUD	4,000	HSBC Finance Corp., 3.3067%, 9/22/11 (a)	3,434,294
AUD	5,000	Hypo Real Estate Bank Intl., Zero Coupon, 2/22/11 (a)	3,880,231
AUD	24,500	Hypo Real Estate Bank Intl., 6.25%, 8/16/11	21,648,426
AUD	10,000	ING Bank Australia, Ltd., 7.00%, 4/24/12	9,022,369
AUD	5,000	Inter-American Development Bank, 6.50%, 8/20/19	4,515,622
AUD	29,000	International Finance Corp., 7.50%, 2/28/13	27,502,033
AUD	6,300	JPMorgan Chase & Co., 7.00%, 6/21/12	5,703,181
AUD	5,000	Kommunalbanken AS, 6.375%, 3/30/12	4,556,421
AUD	7,200	Kreditanstalt fuer Wiederaufbau, 6.25%, 1/30/12	6,578,616
AUD	30,000	Kreditanstalt fuer Wiederaufbau, 7.50%, 8/26/11	28,010,964
AUD	17,100	Landwirtschaftliche Rentenbank, 6.00%, 5/30/13	15,362,647
AUD	8,500	Leighton Finance Ltd., 9.50%, 7/28/14	7,618,645
AUD	4,000	Macquarie Bank, Ltd., 3.5133%, 5/31/12 (a)(b)	3,078,142
AUD	6,200	Macquarie Bank, Ltd., 6.50%, 5/31/12 (a)(b)	4,798,907
AUD	10,000	Merrill Lynch & Co., Inc., 6.085%, 10/06/10	8,967,325
AUD	6,000	Merrill Lynch & Co., Inc., 6.75%, 3/12/14	5,061,473
AUD	2,250	Mirvac Group Registranting, Ltd., 6.75%, 9/15/10	2,010,405
AUD	11,500	Monumental Global Registranting, Ltd., 6.50%, 11/08/11	9,845,728
AUD	1,500	Muliplex MPT CMBS Issuer, Ltd., 3.68%, 11/21/11 (a)(c)	1,324,242
AUD	20,000	National Australia Bank, 8.25%, 5/20/13	19,018,174
AUD	3,500	National Capital Trust III, 4.0883%, 9/30/16 (a)(b)	2,471,389
AUD	2,500	National Wealth Management, 6.75%, 6/16/16 (a)(b)	1,650,937

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2009

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	AUSTRALIA (continued)
AUD	15,000	Nederlands Waterschapsbank, 6.25%, 3/30/12	$13,551,011
AUD	2,300	Nederlands Waterschapsbank, 6.25%, 8/08/13	2,052,684
AUD	21,000	New South Wales Treasury Corporation, 7.00%, 12/01/10	19,380,875
AUD	7,082	Progress Trust, 3.70%, 08/25/36 (a)(c)	6,171,000
AUD	5,144	Puma Finance Ltd., 4.57%, 4/12/12 (a)(c)	4,517,319
AUD	5,000	QBE International Holdings plc, 5.0283%, 8/03/10 (a)(b)	4,402,393
AUD	8,000	Queensland Treasury Corporation, 6.00%, 8/14/13	7,307,974
AUD	43,580	Queensland Treasury Corporation, 6.00%, 10/14/15	39,409,355
AUD	27,500	Queensland Treasury Corporation, 6.50%, 4/16/12	25,428,904
AUD	5,000	Rabobank Capital Registrant Trust, 6.415%, 12/31/14 (a)(b)(c)	3,600,600
AUD	5,000	Rabobank Nederland, 4.0467%, 12/31/14 (a)(b)(c)	3,566,921
AUD	10,000	Rabobank Nederland, 6.25%, 10/26/11	9,065,396
AUD	8,526	REDS Trust, 3.56%, 3/03/15 (a)	7,319,991
AUD	5,000	Royal Bank of Scotland, 6.00%, 10/27/09 (a)(b)	3,939,627
AUD	4,800	RWH Finance Pty. Limited, 6.20%, 3/26/17	3,792,416
AUD	5,000	SNS Bank Nederland, 3.5767%, 11/08/11 (a)(b)	3,856,643
AUD	15,000	SPI Electricity & Gas, 6.50%, 11/03/11	13,282,020
AUD	23,500	St. George Bank, Ltd, 10.00%, 5/09/13 (a)(b)	22,640,747
AUD	5,000	Suncorp Metway Insurance, Ltd., 6.75%, 9/23/14 (a)(b)	3,410,359
AUD	4,000	Suncorp Metway Insurance, Ltd., 6.75%, 10/06/16 (a)(b)	2,578,848
AUD	5,000	Suncorp Metway Insurance, Ltd., 8.75%, 5/30/11	4,638,055
AUD	3,500	Sydney Airport Finance, 6.25%, 11/21/11	2,996,179
AUD	5,000	Telstra Corporation, Ltd., 7.25%, 3/30/10	4,543,104
AUD	21,500	Telstra Corporation, Ltd., 7.25%, 11/15/12	19,745,598
AUD	2,000	Telstra Corporation, Ltd., 8.75%, 1/20/15	1,808,305
AUD	5,000	Transurban Finance Co., 6.50%, 9/15/11	4,423,492
AUD	11,150	Treasury Corp. of Victoria, 6.00%, 6/15/20	9,787,416
AUD	5,150	Treasury Corp. of Victoria, 6.00%, 10/17/22	4,445,157
AUD	26,440	Treasury Corp. of Victoria, 6.25%, 10/15/12	24,294,060
AUD	7,000	Vodaphone Group plc, 6.75%, 1/10/13	6,249,327
AUD	8,500	Volkswagon Australia Financial Services, 7.00%, 6/24/11	7,561,115
AUD	7,000	Western Australia Treasury Corporation, 7.00%, 4/15/11	6,492,402
AUD	25,240	Western Australia Treasury Corporation, 7.00%, 4/15/15	23,920,871
AUD	126,600	Western Australia Treasury Corporation, 8.00%, 6/15/13	122,626,378
AUD	92,760	Western Australia Treasury Corporation, 8.00%, 7/15/17	93,191,432
AUD	8,900	Wesfarmers Ltd., 8.25%, 9/11/14	8,111,848
AUD	16,000	Westpac Banking Corp., 6.50%, 1/24/12 (a)(b)	14,160,849
AUD	9,000	Westpac Banking Corp., 7.00%, 8/18/14	8,177,943
AUD	4,600	Westpac Banking Corp., 7.25%, 9/24/12	4,250,448
AUD	9,000	Westpac Banking Corp., 8.25%, 4/18/11	8,419,597
AUD	6,847	Westpac Securitisation Trust, 3.40%, 5/21/38 (a)(c)	5,955,170
AUD	8,700	Woolworths Ltd., 6.00%, 3/14/11	7,821,096
AUD	2,000	Wot CMBS Property, Ltd., 4.42%, 5/16/13 (c)	1,682,158
			1,076,137,591
	CHINA—0.9%
USD	7,750	Parkson Retail Group, Ltd, 7.125%, 5/30/10 (b)	7,914,687
USD	6,950	Xinao Gas Holdings, Ltd., 7.375%, 8/05/12	7,219,924
			15,134,611
	HONG KONG—7.6%
USD	17,660	Bank of East Asia, Ltd., 5.625%, 12/14/10 (a)(b)	17,660,653
HKD	138,500	Hong Kong Government, 1.67%, 3/24/14	17,969,330

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2009

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	HONG KONG (continued)
HKD	82,500	Hong Kong Government, 4.13%, 2/22/13	$11,682,742
HKD	74,000	Hong Kong Government, 4.53%, 6/18/12	10,456,933
USD	6,250	Hong Kong Land Finance Co., 5.50%, 4/28/14	6,605,537
USD	1,700	Hong Kong Mortgage Co., 3.50%, 8/04/14	1,727,899
USD	8,700	Hutchison Whampoa, Ltd., 6.50%, 2/13/13 (c)	9,440,161
USD	7,100	Hutchison Whampoa, Ltd., 7.45%, 11/24/33 (c)	7,896,102
USD	11,500	Hutchison Whampoa, Ltd., 7.625%, 4/09/19 (c)	12,969,941
USD	6,950	Swire Pacific MTN Financing, Ltd., 5.50%, 8/19/19	6,917,286
USD	8,280	Swire Pacific MTN Financing, Ltd., 6.25%, 4/18/18	8,813,191
USD	19,000	Wing Hang Bank Limited, 6.00%, 4/20/17 (a)(b)	17,035,609
			129,175,384
	INDIA—4.7%
INR	850,000	Deutsche Bank India Government Bond Linked Note, 6.07%, 5/15/14 (d)	17,312,273
USD	7,300	ICICI Bank, 6.375%, 4/30/17 (a)(b)(c)	6,242,850
USD	11,050	ICICI Bank, 6.625%, 10/03/12 (c)	11,418,241
INR	828,000	India Government Bond, 6.57%, 2/24/11	18,153,096
INR	650,000	India Government Bond, 7.40%, 5/03/12	14,193,044
INR	162,000	India Government Bond, 11.30%, 7/28/10	3,671,220
USD	9,600	NTPC, Ltd., 5.875%, 3/02/16	9,574,685
			80,565,409
	INDONESIA—7.6%
USD	3,200	Indonesian Government, 10.375%, 5/04/14 (c)	3,840,717
USD	12,000	Indonesian Government, 11.625%, 3/04/19 (c)	16,411,632
IDR	167,000,000	Barclays Indonesia Government Bond Linked Note, 9.50%, 6/17/15	17,443,194
USD	11,450	Indosat Finance, 7.75%, 11/05/09 (b)(c)	11,692,118
USD	8,400	Majapahit Holding BV, 7.25%, 10/17/11 (c)	8,717,764
USD	2,600	Majapahit Holding BV, 7.25%, 6/28/17 (c)	2,603,016
USD	2,150	Majapahit Holding BV, 7.875%, 6/29/37 (c)	2,035,953
USD	2,500	Majapahit Holding BV, 8.00%, 8/07/19 (c)	2,550,000
USD	12,700	MGTI Finance Company, Ltd., 8.375%, 9/15/10	12,836,881
USD	6,700	Perusahaan Penerbit SBSN, 8.80%, 4/23/14 (c)	7,618,496
USD	15,750	PT Bank Lippo TBK, 7.375%, 11/22/11 (a)(b)	15,610,140
USD	10,400	Republic of Indonesia, 6.625%, 2/17/37 (c)	9,992,393
USD	12,850	Republic of Indonesia, 7.25%, 4/20/15 (c)	13,740,968
USD	4,300	Republic of Indonesia, 7.75%, 1/17/38 (c)	4,644,000
			129,737,272
	MALAYSIA—7.4%
USD	10,900	AMBB Capital Ltd., 6.77%, 1/27/16 (a)(b)	9,270,286
MYR	26,900	Malaysia Government, 3.702%, 2/25/13	8,006,575
MYR	36,800	Malaysia Government, 3.718%, 6/15/12	11,013,148
MYR	76,163	Malaysia Government, 4.262%, 9/15/16	22,550,296
MYR	16,900	Malaysia Government, 4.378%, 11/29/19	4,975,593
MYR	96,000	Malaysia Government, 5.094%, 4/30/14	29,729,561
USD	13,600	Petronas Capital Ltd., 5.25%, 8/12/19(c)	13,599,157
USD	14,000	Petronas Global Sukuk Ltd., 4.25%, 8/12/14 (c)	13,896,204
USD	4,450	Public Bank Berhad, 6.84%, 8/22/16 (a)(b)	4,112,757
USD	2,250	SBB Capital Corp., 6.62%, 11/02/15 (a)(b)	1,977,543
USD	4,400	TNB Capital, Ltd., 5.25%, 5/05/15 (c)	4,536,770
USD	3,000	Tenaga Nasional Berhad, 7.50%, 11/01/25 (c)	3,413,160
			127,081,050

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2009

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	NEW ZEALAND—0.3%
NZD	2,000	Bank of America Corp., 7.53%, 3/08/12	$1,418,253
NZD	1,000	European Investment Bank, 7.25%, 2/08/10	724,449
NZD	2,000	General Electric Capital Corp., 6.50%, 9/28/15	1,372,915
NZD	1,500	Province of Quebec, 6.75%, 11/09/15	1,084,039
			4,599,656
	PHILIPPINES—10.0%
USD	7,000	National Power Corporation, 6.875%, 11/02/16 (c)	7,349,160
PHP	400,000	Philippine Government, 7.00%, 1/27/16	8,368,715
PHP	153,000	Philippine Government, 8.50%, 3/03/11	3,345,243
PHP	675,000	Philippine Government, 9.125%, 9/04/16	15,418,711
PHP	95,000	Philippine Government, 13.00%, 4/25/12	2,290,244
PHP	1,087,000	Philippine Government, 6.25%, 1/27/14	22,948,838
USD	8,700	Philippine Long Distance Telephone Company, 8.35%, 3/06/17	9,787,500
USD	14,400	Republic of Philippines, 7.75%, 1/14/31	16,236,000
USD	6,450	Republic of Philippines, 8.25%, 1/15/14	7,417,500
USD	5,500	Republic of Philippines, 8.875%, 3/17/15	6,600,000
USD	9,600	Republic of Philippines, 9.375%, 1/18/17	11,928,000
USD	19,470	Republic of Philippines, 9.875%, 1/15/19	25,116,300
USD	15,879	Republic of Philippines, 10.625%, 3/16/25	22,151,205
USD	10,000	URC Philippines, Ltd., 8.25%, 1/20/10 (b)	10,347,990
			169,305,406
	SINGAPORE—4.5%
USD	4,050	BW Group Ltd., 6.625%, 6/28/17 (c)	3,645,923
USD	1,300	DBS Bank, 5.00%, 11/15/14 (a)(b)(c)	1,318,260
USD	9,300	DBS Bank, 5.125%, 5/16/12 (a)(b)(c)	9,429,595
USD	1,500	DBS Bank, 7.125%, 5/15/11 (a)(b)(c)	1,607,008
USD	7,500	DBS Bank, 7.657%, 3/15/11 (a)(b)(c)	7,612,500
SGD	5,000	Housing & Development Board, 1.55%, 10/26/12	3,569,145
SGD	10,440	Singapore Government, 2.50%, 6/01/19	7,382,549
SGD	17,500	Singapore Government, 3.625%, 7/01/14	13,788,609
SGD	6,260	Singapore Government, 4.00%, 9/01/18	4,956,644
USD	11,800	ST Engineering Finance One Ltd., 4.80%, 7/16/19	11,897,798
USD	2,900	Stats Chippac, Ltd., 6.75%, 11/15/09 (b)	2,929,000
USD	9,350	Stats Chippac, Ltd., 7.50%, 7/19/10	9,466,875
			77,603,906
	SOUTH KOREA—18.8%
USD	12,600	Busan Bank, 5.50%, 3/14/17 (a)(b)	11,564,381
USD	1,170	Busan Bank, 6.00%, 10/30/12 (a)(b)	1,070,990
SGD	5,000	Export-Import Bank of Korea, 6.03%, 1/15/10	3,589,055
USD	5,932	GS Caltex Corp., 7.25%, 7/02/13 (c)	6,335,222
USD	7,400	Hana Registranting, Ltd., 5.375%, 4/12/12 (a)(b)	7,227,883
USD	3,450	Hana Registranting, Ltd., 5.875%, 9/14/16 (a)(b)	3,427,447
USD	3,400	Hana Registranting, Ltd., 6.50%, 4/09/12 (c)	3,643,705
USD	6,950	Hana Registranting, Ltd., 8.748%, 12/17/12 (a)(b)	6,806,170
USD	5,000	Hyundai Capital Services, 5.625%, 1/24/12	5,025,375
USD	21,000	Hyundai Capital Services, 6.00%, 5/05/15 (c)	21,153,300
USD	12,000	Kookmin Bank, 7.25%, 5/14/14 (c)	13,237,992
USD	8,000	Korea Electric Power Corporation, 7.00%, 2/01/27	8,542,584
USD	3,300	Korea Expressway Corp., 4.50%, 3/23/15 (c)	3,293,766

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2009

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	SOUTH KOREA (continued)
USD	13,950	Korea Expressway Corp., 4.875%, 4/07/14 (c)	$14,226,182
USD	1,350	Korea Expressway Corp., 5.125%, 5/20/15 (c)	1,379,368
USD	5,000	Korea Midland Power Co., 4.95%, 5/06/11 (c)	5,114,035
USD	2,850	Korea Midland Power Co., 5.375%, 2/11/13 (c)	2,945,657
USD	3,900	Korea South-East Power Co., Ltd., 4.75%, 6/26/13	3,970,691
USD	12,000	Korea South-East Power Co., Ltd., 6.00%, 5/25/16 (c)	12,429,864
USD	5,190	Korea Southern Power Co., 5.375%, 4/18/13 (c)	5,369,382
KRW	5,300,000	Korea Treasury Bond, 4.75%, 3/10/14	4,468,852
USD	12,900	KT Corp., 5.125%, 4/11/12	13,392,238
USD	1,750	National Agricultural Cooperative Federation, 5.00%, 9/30/14 (c)	1,777,160
USD	1,700	National Agricultural Cooperative Federation, 5.125%, 5/26/10 (a)(b)	1,695,194
USD	9,200	National Agricultural Cooperative Federation, 6.125%, 6/15/11 (a)(b)	9,095,580
USD	3,500	Republic of Korea, 7.125%, 4/16/19	4,091,405
USD	3,950	SC First Bank Korea, 7.267%, 3/03/14 (a)(b)(c)	3,583,065
USD	2,300	SC First Bank Korea, 7.267%, 3/03/34 (a)(b)(c)	2,047,996
USD	15,925	SK Broadband Co., Ltd., 7.00%, 2/01/12 (c)	16,492,217
USD	4,000	SK Energy Co., Ltd., 7.00%, 6/19/13	4,226,968
USD	2,700	SK Telecom Co., Ltd., 4.25%, 4/1/11 (c)	2,752,404
USD	3,900	Shinhan Bank, 4.625%, 11/03/09 (a)(b)(c)	3,900,000
USD	11,780	Shinhan Bank, 5.663%, 3/02/15 (a)(b)	9,898,428
USD	14,260	Shinsegae Co. Ltd., 6.125%, 6/27/11	14,772,590
KRW	3,120,000	South Korea National Debt, 4.00%, 6/10/10	2,656,839
KRW	6,125,000	South Korea National Debt, 4.25%, 9/10/14	5,024,640
KRW	23,550,000	South Korea National Debt, 5.00%, 9/10/16	19,722,082
KRW	20,150,000	South Korea National Debt, 5.25%, 3/10/13	17,393,545
KRW	17,285,700	South Korea National Debt, 5.25%, 9/10/15	14,748,485
KRW	5,550,000	South Korea National Debt, 5.50%, 9/10/17	4,762,592
KRW	26,674,000	South Korea National Debt, 6.91%, 7/18/11	23,580,042
			320,435,371
	THAILAND—3.0%
USD	11,800	Bangkok Bank Public Company, 9.025%, 3/15/29 (c)	13,557,988
USD	4,700	Kasikornbank Public Company Limited, 8.25%, 8/21/16 (c)	5,316,734
USD	2,700	Krung Thai Bank PCL, 7.378%, 10/10/16 (a)(b)	2,439,080
THB	464,000	Thailand Government, 5.25%, 5/12/14	14,886,786
THB	425,000	Thailand Government, 5.40%, 7/27/16	13,740,514
THB	30,000	Thailand Government, 5.85%, 3/31/21	1,004,225
			50,945,327
		Total Long-Term Investments (cost $2,024,031,337)	2,180,720,983
	SHORT-TERM INVESTMENTS—4.6%
	UNITED STATES—4.6%
USD	78,134	Repurchase Agreement, State Street Bank and Trust Company, 0.01% dated 10/30/09, due 11/02/09 in the amount of $78,134,043 (collateralized by $41,610,000 U.S. Treasury Bond, 2.375% due 8/31/14; value $41,818,050 and $37,785,000 U.S. Treasury Bond, 2.375% due 3/31/16; value $36,698,681 and $1,125,000 Treasury Bond, 3.875% due 5/15/18; value $1,190,025)	78,134,000
		Total Short-Term Investments (cost $78,134,000)	78,134,000
		Total Investments—132.6% (cost $2,102,165,337)	2,258,854,983
		Liablities in Excess of Other Assets—(32.6%)	(555,502,853)
		Net Assets Applicable to Common Shareholders—100.0%	$1,703,352,130

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2009

AUD—Australian dollar	INR—Indian rupee	PHP—Philippine peso
CNY—China renminbi	KRW—South Korean won	SGD—Singapore dollar
HKD—Hong Kong dollar	MYR—Malaysian ringgit	THB—Thailand baht
IDR—Indonesian rupiah	NZD—New Zealand dollar	USD—United States dollar

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at October 31, 2009.
(b)	The date presented for these instruments represents the next call/put date.
(c)	Security acquired in a transaction exempt from registration under Rule 144A or Regulations of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the aggregate market value of these securities amounted to $364,701,647 or 21.41% of net assets applicable to common shareholders.
(d)	Security was Fair Valued pursuant to procedures approved by the Board of Directors. (See Note 1)

Interest Rate Swap Agreements

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate Paid by the Fund	Floating Rate Received by the Fund	Unrealized Depreciation
Deutsche Bank	April 21, 2011	US$116,000	1.4700%	3 month LIBOR	$(1,029,276)
Deutsche Bank	April 21, 2012	US$130,000	1.8170	3 month LIBOR	(922,194)
Deutsche Bank	June 30, 2014	US$144,000	3.0125	3 month LIBOR	(4,411,488)
Merrill Lynch	June 30, 2014	US$22,500	2.9600	3 month LIBOR	(554,518)
UBS	October 16, 2014	HKD74,000	2.5050	3 month HIBOR	(15,852)
UBS	October 29, 2012	THB695,000	3.2300	6 month Thai Baht	(69,372)
					$(7,002,700)

Futures Contracts	Expiration	Contracts	Unrealized Appreciation/ (Depreciation)
Purchase Contracts:
Australian Treasury Bond 6%—10 year	December 2009	920	$(1,557,788)
United States Treasury Bond 6%—5 year	December 2009	178	280,927

Sale Contracts:
Australian Treasury Bond 6%—3 year	December 2009	289	192,985
United States Treasury Bond 6%—2 year	December 2009	44	(65,628)
United States Treasury Bond 6%—10 year	December 2009	74	(138,567)
United States Treasury Bond 6%—30 year	December 2009	17	6,251
			$(1,281,820)

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2009

Foreign Forward Currency Exchange Contracts

Purchase/Sale	Amount Purchased	Amount Sold	Purchase Value as of October 31, 2009	Sale Value as of October 31, 2009	Unrealized Appreciation/ (Depreciation)
Chinese Renminbi/United States Dollar
settlement date 7/06/10	CNY753,344,850	USD111,550,000	$111,933,324	$111,550,000	$383,324

Hong Kong Dollar/United States Dollar
settlement date 11/10/09	HKD28,264,250	USD3,650,000	3,647,231	3,650,000	(2,769)

Indian Rupee/United States Dollar
settlement date 1/11/10	INR1,694,213,800	USD34,690,000	35,713,018	34,690,000	1,023,018

Indonesian Rupiah/United States Dollar
settlement date 11/30/09	IDR44,967,250,000	USD4,450,000	4,685,362	4,450,000	235,362
settlement date 2/03/10	IDR181,412,200,000	USD17,812,000	18,731,255	17,812,000	919,255

Malaysian Ringgit/United States Dollar
settlement date 1/29/10	MYR11,390,000	USD3,350,000	3,321,507	3,350,000	(28,493)

Philippine Peso/United States Dollar
settlement date 1/28/10	PHP220,044,240	USD4,680,000	4,593,123	4,680,000	(86,877)
settlement date 4/08/10	PHP139,613,760	USD2,938,000	2,889,477	2,938,000	(48,523)

Singapore Dollar/United States Dollar
settlement date 11/18/09	SGD3,161,573	USD2,189,000	2,260,504	2,189,000	71,504
settlement date 1/11/10	SGD35,368,441	USD25,380,000	25,278,393	25,380,000	(101,607)

South Korean Won/United States Dollar
settlement date 1/11/10	KRW10,443,399,000	USD8,790,000	8,783,051	8,790,000	(6,949)
settlement date 2/17/10	KRW2,123,940,000	USD1,820,000	1,790,708	1,820,000	(29,292)

Taiwan Dollar/United States Dollar
settlement date 1/28/10	TWD338,760,000	USD10,500,000	10,482,808	10,500,000	(17,192)
settlement date 2/03/10	TWD271,405,000	USD8,500,000	8,405,754	8,500,000	(94,246)
settlement date 4/09/10	TWD1,481,058,600	USD47,040,000	46,226,425	47,040,000	(813,575)

Thai Bat/United States Dollar
settlement date 1/13/10	THB575,448,400	USD17,260,000	17,291,689	17,260,000	31,689

United States Dollar/Chinese Renminbi
settlement date 7/06/10	USD13,750,000	CNY92,547,125	13,750,000	13,750,817	(817)

United States Dollar/Hong Kong Dollar
settlement date 11/10/09	USD41,490,000	HKD321,277,815	41,490,000	41,457,829	32,171

United States Dollar/Indian Rupee
settlement date 12/04/09	USD16,000,000	INR751,520,000	16,000,000	15,861,548	138,452
settlement date 1/11/10	USD25,780,000	INR1,242,101,800	25,780,000	26,182,766	(402,766)
settlement date 7/19/10	USD6,400,000	INR297,152,000	6,400,000	6,235,514	164,486

United States Dollar/Indonesian Rupiah
settlement date 12/10/09	USD9,860,000	IDR100,051,580,000	9,860,000	10,409,838	(549,838)
settlement date 2/03/10	USD19,460,000	IDR187,437,660,000	19,460,000	19,353,398	106,602

United States Dollar/Malaysian Ringgit
settlement date 1/29/10	USD44,390,000	MYR151,707,636	44,390,000	44,240,382	149,618

United States Dollar/Philippine Peso
settlement date 1/28/10	USD29,960,000	PHP1,425,669,730	29,960,000	29,758,906	201,094
settlement date 4/08/10	USD2,930,000	PHP137,915,100	2,930,000	2,854,321	75,679

United States Dollar/Singapore Dollar
settlement date 11/18/09	USD2,172,000	SGD3,135,391	2,172,000	2,241,784	(69,784)
settlement date 1/11/10	USD8,100,000	SGD11,359,334	8,100,000	8,118,698	(18,698)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2009

Purchase/Sale	Amount Purchased	Amount Sold	Purchase Value as of October 31, 2009	Sale Value as of October 31, 2009	Unrealized Appreciation/ (Depreciation)
United States Dollar/South Korean Won
settlement date 12/15/09	USD33,750,000	KRW41,269,135,000	$33,750,000	$34,709,113	$(959,113)
settlement date 1/11/10	USD3,750,000	KRW4,395,750,000	3,750,000	3,696,890	53,110

United States Dollar/Thai Bat
settlement date 11/18/09	USD11,470,000	THB387,284,550	11,470,000	11,646,220	(176,220)
settlement date 12/16/09	USD13,900,000	THB472,174,000	13,900,000	14,194,916	(294,916)
Net USD Total			$589,195,629	$589,311,940	$(116,311)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2009

Assets
Investments, at value (cost $2,102,165,337)	$2,258,854,983
Foreign currency, at value (cost $28,170,627)	28,636,800
Cash	1,694
Cash at broker for financial futures	6,549,303
Cash at broker for interest rate swap agreements	5,450,058
Receivable for investments sold	37,294,318
Interest receivable	34,803,319
Unrealized appreciation on forward foreign currency exchange contracts	3,585,364
Receivable for foreign forward currency exchange contracts closed	229,014
Prepaid expenses and other assets	2,771,873
Total assets	2,378,176,726

Liabilities
Bank loan payable (Note 6)	600,000,000
Payable for investments purchased	44,360,586
Dividends payable to common shareholders	9,134,151
Unrealized depreciation on interest rate swaps	7,002,700
Payable for forward foreign currency exchange contracts closed	6,716,766
Unrealized depreciation on forward foreign currency exchange contracts	3,701,675
Variation margin payable for futures contracts	1,281,820
Investment management fee payable	1,182,984
Interest payable on bank loan	506,944
Administration fee payable	297,511
Accrued expenses and other liabilities	639,459
Total liabilities	674,824,596
Net Assets Applicable to Common Shareholders	$1,703,352,130

Composition of Net Assets Applicable to Common Shareholders
Common stock (par value $.01 per share)	$2,609,757
Paid-in capital in excess of par	1,654,939,950
Distributions in excess of net investment income	(20,193,521)
Accumulated net realized loss on investments	(124,777,420)
Net unrealized appreciation on investments	15,939,742
Accumulated net realized foreign exchange gains	38,881,592
Net unrealized foreign exchange gains	135,952,030
Net Assets Applicable to Common Shareholders	$1,703,352,130
Net asset value per common share based on 260,975,744 shares issued and outstanding	$6.53

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2009

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $628,435)	$125,403,741

Expenses
Investment management fee	10,589,326
Bank loan fees and expenses	2,851,711
Administration fee	2,626,251
Legal fees and expenses	1,314,828
Reports to shareholders and proxy solicitation	907,826
Custodian’s fees and expenses	794,801
Insurance expense	448,540
Directors’ fees and expenses	306,692
Transfer agent’s fees and expenses	167,371
Investor relations fees and expenses	149,488
Independent auditors’ fees and expenses	121,570
Miscellaneous	123,074
Total operating expenses	20,401,478
Interest expense (Note 6)	12,026,896
Total expenses	32,428,374
Reimbursement of costs by investment manager (Note 7)	(307,364)
Net expenses	32,121,010

Net investment income	93,282,731

Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures and Foreign Currencies

Net realized gain/(loss) on:
Investment transactions	6,345,807
Interest rate swaps	(20,874,717)
Futures contracts	(2,287,497)
Forward foreign currency exchange contracts	(10,054,751)
Foreign currency transactions	(12,867,209)
(39,738,367)

Net change in unrealized appreciation/(depreciation) on:
Investments	157,136,459
Interest rate swaps	4,371,632
Futures contracts	(1,505,573)
Forward foreign currency exchange contracts	(13,951,930)
Foreign currency translation	345,163,674
491,214,262
Net gain on investments, swaps, futures and foreign currencies	451,475,895
Net Increase in Net Assets Resulting From Operations	$544,758,626

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Changes in Net Assets Applicable to Common Shareholders

	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008

Increase/(Decrease) in Net Assets Applicable to Common shareholders

Operations
Net investment income	$93,282,731	$112,071,234
Net realized loss on investment transactions, interest rate swaps and futures contracts	(16,816,407)	(14,788,383)
Net realized gain/(loss) on foreign currency transactions	(22,921,960)	142,532,788
Net change in unrealized appreciation/(depreciation) on investments, swaps and futures contracts	160,002,518	(134,253,567)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	331,211,744	(528,748,908)
Net increase/(decrease) in total net assets resulting from operations	544,758,626	(423,186,836)
Dividends to preferred shareholders from net investment income	–	(16,104,674)
Net Increase/(Decrease) in Net Assets Applicable to Common Shareholders Resulting From Operations	544,758,626	(439,291,510)

Distributions to common shareholders from:
Net investment income	(100,115,111)	(110,801,949)
Tax return of capital	(22,562,400)	–
Net decrease in net assets applicable to common shareholders resulting from distributions	(122,677,511)	(110,801,949)

Common Stock Transactions
Repurchase of common stock resulting in the reduction of 753,400 and 3,344,500 shares of common stock, respectively	(3,047,193)	(19,036,432)
Total increase/(decrease) in net assets applicable to common shareholders	419,033,922	(569,129,891)

Net Assets Applicable to Common Shareholders
Beginning of year	1,284,318,208	1,853,448,099
End of year (including distributions in excess of net investment income of ($20,193,521) and ($7,276,348), respectively)	$1,703,352,130	$1,284,318,208

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows

For the Year Ended October 31, 2009

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities
Interest received (excluding discount and premium amortization of ($2,626,608))	$125,795,990
Operating expenses paid	(32,031,665)
Purchases of short-term portfolio investments, net	(8,519,729)
Purchases of long-term portfolio investments	(1,303,537,597)
Proceeds from sales of long-term portfolio investments	1,272,837,070
Realized loss on interest rate swap transactions	(19,905,834)
Proceeds on forward foreign currency exchange transactions, net	17,805,013
Payments made to broker for futures and interest rate swap agreements	(6,279,463)
Increase in prepaid expenses and other assets	(2,624,273)
Net cash provided from operating activities	43,539,512
Cash flows from (used for) financing activities
Bank Loan	80,000,000
Dividends paid to common shareholders	(122,705,948)
Repurchase of common shares	(3,298,384)
Net cash used for financing activities	(46,004,332)
Effect of exchange rate on cash	5,671,991
Net increase in cash	3,207,171
Cash at beginning of year	25,431,323
Cash at end of year	$28,638,494

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided From Operating Activities
Net decrease in net assets resulting from operations	$544,758,626
Decrease in investments	(94,975,243)
Net realized gains on investments	(6,345,807)
Net realized losses on swap transactions	20,874,717
Net realized losses on futures transactions	2,287,497
Net realized foreign exchange losses	22,921,960
Net change in unrealized (appreciation)/depreciation on investments, futures and swaps	(160,002,518)
Net change in unrealized foreign exchange (gains)/losses	(331,211,744)
Increase in interest receivable	(2,192,259)
Increase in receivable for investments sold	(1,124,335)
Increase in payable for investments purchased	38,589,113
Proceeds on forward foreign currency exchange transactions, net	17,805,013
Payments made to broker for futures and interest rate swap agreements	(6,279,463)
Increase in payable for interest rate swap interest	968,883
Increase in prepaid assets, accrued expenses and other liabilities	(2,534,928)
Total adjustments	(501,219,114)
Net cash provided from operating activities	$43,539,512

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE(1):
Net asset value per common share, beginning of year	$4.91	$6.99	$6.46	$6.32	$6.42

Net investment income	0.35	0.42	0.44	0.40	0.41
Net realized and unrealized gains/(losses) on investments, swaps, futures and foreign currency transactions	1.73	(2.03)	0.63	0.27	(0.02)
Dividends to preferred shareholders from net investment income	–	(0.06)	(0.12)	(0.11)	(0.07)
Total from investment operations applicable to common shareholders	2.08	(1.67)	0.95	0.56	0.32
Distributions to common shareholders from:
Net investment income	(0.38)	(0.42)	(0.26)	(0.37)	(0.36)
Tax return of capital	(0.09)	–	(0.16)	(0.05)	(0.06)
Total distributions	(0.47)	(0.42)	(0.42)	(0.42)	(0.42)
Effect of Fund shares repurchased	0.01	0.01	–	–	–
Net asset value per common share, end of year	$6.53	$4.91	$6.99	$6.46	$6.32
Market value, end of year	$6.04	$4.18	$6.29	$6.10	$5.76

Total Investment Return Based on(2):
Market value	58.26%	(28.40% )	10.18%	13.43%	(2.93% )
Net asset value	45.66%	(24.32% )	15.62%	9.48%	5.18%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(3):
Net assets applicable to common shareholders, end of year (000 omitted)	$1,703,352	$1,284,318	$1,853,448	$1,712,017	$1,675,651
Average net assets applicable to common shareholders (000 omitted)	1,457,521	1,741,104	1,763,579	1,689,100	1,749,085
Operating expenses(4)	2.20%	1.85%	1.24%	1.22%	1.22%
Operating expenses without reimbursement(4)	2.22%
Operating expenses, excluding interest expense	1.37%	1.22%	1.24%	1.22%	1.22%
Net investment income	6.40%	5.51%	4.80%	4.65%	5.11%
Portfolio turnover	68%	58%	32%	21%	16%
Senior securities (loan facility) outstanding (000 omitted)	$600,000	$520,000	–	–	–
Senior securities (preferred stock) outstanding (000 omitted)	–	–	$600,000	$600,000	$600,000
Asset coverage ratio on revolving credit facility at year end(5)	384%	347%	–	–	–
Asset coverage per $1,000 on revolving credit facility at year end	$3,839	$3,470	–	–	–
Asset coverage ratio on preferred stock at year end(5)	–	–	409%	385%	379%
Asset coverage per share on preferred stock at year end	–	–	$102,227	$96,334	$94,819

(1)	Based upon average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios of net investment income before preferred stock dividends to average net assets of common shareholders are 6.40%, 6.44%, 6.65%, 6.35%, and 6.16%, respectively.
(4)	Includes expenses of both preferred and common stock.
(5)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Auction Market Preferred Stock, for investment purposes by the amount of any borrowings.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund will seek to achieve its investment objective through investment in Australian and Asian debt securities. In order to comply with a rule adopted by the Securities and Exchange Commission under the 1940 Act regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Asia-Pacific Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings, for investment purposes, in Asian debt securities or securities denominated in, or linked to, the currency of an Asian country, and 20% of its net assets plus the amount of any borrowings for investment purposes, in Australian debt securities and New Zealand debt securities, or securities denominated in, or linked to, the currency of an Australian and/or New Zealand country. These 80% and 20% investment policies are a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders. There can be no assurance that the Fund will achieve its objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The United States dollar is used as both the functional and reporting currency. However, the Australian dollar is the functional currency for Federal tax purposes.

Securities Valuation:

The Fund’s Board of Directors has adopted Valuation and Liquidity Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. These Procedures were reviewed and approved by the Board of Directors on December 9, 2008. In accordance with the Procedures, investments are stated at current fair value. Investments for which market quotations are readily available are valued at the last quoted closing price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the last quoted bid price, as obtained from a pricing agent or broker selected by the Fund’s Manager.

Short-term debt securities of sufficient credit quality which mature in more than 60 days are valued as described above. Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost using a pricing source quote that approximates amortized cost.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on a consideration of all available information.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

For the year ended October 31, 2009, there have been no significant changes to the Procedures.

The valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of the Fund’s investments as of October 31, 2009. For further information, please refer to the Portfolio of Investments that begins on page 8.

Assets	Level 1	Level 2	Level 3
Fixed Income Investments
Australia	$–	$1,076,137,591	$–
China	–	15,134,611	–
Hong Kong	–	129,175,384	–
India	–	63,253,136	17,312,273
Indonesia	–	129,737,272	–
Malaysia	–	127,081,050	–
New Zealand	–	4,599,656	–
Philippines	–	169,305,406	–
Singapore	–	77,603,906	–
South Korea	–	320,435,371	–
Thailand	–	50,945,327	–
Total Fixed Income Investments	–	2,163,408,710	17,312,273
Short-Term Investments	–	78,134,000	–
Total Investments	$–	$2,241,542,710	$17,312,273
Other Financial Instruments
Interest Rate Swap Agreements	$–	$–	$–
Futures Contracts	287,178	192,985	–
Forward Foreign Currency Exchange Contracts	–	3,585,364	–
Total Other Financial Instruments	$287,178	$3,778,349	$–
Total Assets	$287,178	$2,245,321,059	$17,312,273
Liabilities
Other Financial Instruments
Interest Rate Swap Agreements	$–	$(7,002,700)	$–
Futures Contracts	(204,195)	(1,557,788)	–
Forward Foreign Currency Exchange Contracts	–	(3,701,675)	–
Total Liabilities – Other Financial Instruments	$(204,195)	$(12,262,163)	$–

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Fixed Income Investments
Beginning balance 10/31/08:	$–
Total realized gains/losses:	–
Change in unrealized gains/losses:	88,200
Purchases	17,224,073
Transfers in and/out of Level 3:	–
Ending balance 10/31/09:	17,312,273
The amount of total gains or losses for the year included in earnings (or change in net assets) attributable to the change in unrealized gains or losses relating to assets still held at 10/31/09:	88,200

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

In April 2009, the FASB issued Accounting Standards Codification 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“ASC 820-10-35”, formerly “FAS 157-4”). ASC 820-10-35 provides additional guidance for estimating fair value in accordance with FASB Accounting Standards Codification 820, “Fair Value Measurements” (“ASC 820”, formerly “FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. ASC 820-10-35 is effective for fiscal years and interim periods ending after June 15, 2009. Management has concluded that the adoption of ASC 820-10-35 did not materially impact the financial statement amounts.

Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:

Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the end of the reporting period;

(ii)	purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest, and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represent foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Contingent Credit Note:

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty.

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Interest Rate and Currency Swaps:

The Fund engages in certain swap transactions in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return or to hedge the leverage facility.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

An interest rate swap is an agreement between two parties which involves the exchange of floating and fixed rate payments (an interest rate and currency swap involves the exchange of interest rate payments in another currency) for a specified period of time. Interest rate and currency swaps involve the accrual and exchange of payments between the parties. These payments are recorded as realized gain/(loss).

During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation by “marking-to-market” to reflect the fair market value of the swap. When the swap is terminated, the Fund will record a realized gain/ (loss) equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is exposed to credit risk in the event of non-performance by the counterparty to the swap. However, the Fund does not anticipate non-performance by any counterparty.

Notional amounts of swaps are used to express the extent of involvement in these transactions, although the risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date, at a price set at the time of the contract. The Fund may enter into Forward Contracts in connection with security transactions or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Forward Contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses until the contract settlement date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts:

Futures contracts are used to manage the interest rate exposure of the Fund more efficiently. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Use of long futures contracts subjects the Fund to the risk of loss in excess of the amounts on the Statement of Assets and Liabilities up to the notional value of the futures contracts. Use of short futures subjects the Fund to unlimited risk of loss.

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2009:

	Asset Derivatives		Liability Derivatives
	2009		2009
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives not accounted for as hedging instruments under Statement 133(a)

Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$–	Unrealized depreciation on interest rate swaps	$7,002,700

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward and spot foreign currency exchange contracts	3,585,364	Unrealized depreciation on forward foreign currency exchange contracts	3,701,675

Futures contracts (market risk)*	Variation margin receivable for futures contracts	–	Variation margin payable for futures contracts	1,281,820
Total		$3,585,364		$11,986,195

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

The Effect of Derivative Instruments on the Statement of Operations

Year Ended October 2009

Amount of Realized Gain (Loss) on

Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments under Statement 133 (a)	Location of Gain or (Loss) On Derivatives Recognized in Income	Realized Gain or (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain or (Loss) on Derivatives Recognized in Income
	Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures and Foreign Currencies
Interest rate swaps (interest rate risk)		$(20,874,717)	$4,371,632
Forward foreign exchange contracts (foreign exchange risk)		(10,054,751)	(13,951,930)
Futures contracts (market risk)		(2,287,497)	(1,505,573)
Total		$(33,216,965)	$(11,085,871)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended October 31, 2009.

Distributions:

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Distributions to common shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Recent Accounting Pronouncements:

In June 2009, the FASB issued Accounting Standard Codification 105-10, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“ASC 105- 10, formerly “SFAS 168”). ASC 105-10 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of ASC 105-10, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and has determined that it will not have a significant impact on the determination or reporting of the Funds’ financial statements

Reclassification of Capital Accounts:

For the year ended October 31, 2009, the Fund increased distributions in excess of net investment income by $6,084,793, increased accumulated net realized foreign exchange gains by $7,294,576 and increased accumulated net realized loss on investments by $1,209,783. These reclassifications are a result of permanent differences primary attributable to foreign currency transactions, amortization methods on fixed income securities and accounting for swap agreements. Net investment income, net realized loss on investments and net assets were not affected by this change.

Federal Income Taxes:

For Federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

the functional currency. Accordingly, only realized currency gains/ (losses) resulting from the repatriation of Australian dollars into U.S. dollars are recognized for U.S. tax purposes.

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended October 31, 2009 are subject to such review.

Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets Applicable to Common Shareholders and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

Concentration Risk Disclosure:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect wholly-owned subsidiary of the Investment Manager, which is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1.75 billion and 0.45% of such assets in excess of $1.75 billion. Managed Assets are defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

At the Annual Meeting of Shareholders held on March 6, 2009, and reconvened on April 3, 2009, Shareholders approved a Sub-Advisory Agreement among the Fund, the Investment Manager and Aberdeen Asset Management Investment Services Limited (the “Sub-Advisory Agreement”). The Sub-Advisory Agreement provides that Aberdeen Asset Management Investment Services Limited (“AAMISL” or the “Sub-Adviser”) will manage that portion of all of the assets of the Fund that the Investment Manager allocates to it.

As compensation for its services under the Sub-Advisory Agreement, AAMISL will receive an annual fee paid by the Investment Manager in the amount of $100,000, to be paid in monthly increments.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $2,198,776 to the Investment Adviser during the fiscal year ended October 31, 2009.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual rate of 0.15% of the Fund’s average weekly Managed Assets up to $600 million and 0.125% of the Fund’s average weekly Managed Assets in excess of $600 million.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer fee of $10,000 plus out-of-pocket expenses. During the fiscal year ended October 31, 2009, the Fund incurred fees of $122,490 for the investor relations services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2009 were $1,342,126,710 and $1,273,961,405, respectively.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

4. Tax Information

The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 was as follows:

	October 31, 2009	October 31, 2008
Distributions paid from:
Ordinary income	$100,115,111	$126,906,623
Tax return of capital	22,562,400	–
Total tax character of distributions	$122,677,511	$126,906,623

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$ –
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	(120,357,891)*
Unrealized appreciation/(depreciation) – net	166,160,314**
Total accumulated earnings/(losses) – net	$45,802,423

*	On October 31, 2009, the Fund had a net capital loss carryforward of $120,357,891 of which $19,311,010 expires in 2010, $2,085,000 expires in 2012, $11,159,376 expires in 2013, $11,980,826 expires in 2014, $18,942,725 expires in 2015, $38,887,790 expires in 2016, and $17,991,164 expires in 2017. This amount will be available to offset like amounts of any future taxable gains.
**	The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, the tax deferral of wash sales and straddles, the realization of unrealized gains on certain futures and forward contracts, and other timing differences.

The United States Federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2009 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$2,247,418,830	$48,318,959	$36,882,806	$11,436,153

5. Common Stock

There are 400 million shares of $0.01 par value common stock authorized. At October 31, 2009, there were 260,975,744 common shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The Board of Directors amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the fiscal years ended October 31, 2009 and October 31, 2008, the Fund repurchased 753,400 and 3,344,500 shares, respectively, through this program. The weighted average discount on shares repurchased by the Fund was 19.7 % during the fiscal year ended October 31, 2009.

6. Revolving Credit Facility

On April 21, 2008, the Fund entered into a $600 million loan facility with a syndicate of major financial institutions led by The Bank of Nova Scotia. As of October 31, 2008, the balance of the loan outstanding was $520 million. On November 3, 2008, the Fund paid down $30 million. The Fund made a drawdown of the facility for $30 million on April 20, 2009, $30 million on May 21, 2009, and $50 million on September 29, 2009, bringing the total balance of the loan outstanding to $600 million at October 31, 2009. For the fiscal year ended October 31, 2008, the average interest rate on the loan facility was 3.53% and the average balance of the loan facility was $581,871,795. For the fiscal year ended October 31, 2009, the average interest rate on the loan facility was 2.24% and the average balance of the loan facility was $524,109,589. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the line of credit may be invested at higher rates than incurred under the line of credit. However, the cost

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. The loan facility was renewed for another 364 day term on April 15, 2009. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well commitment fees for any portion of the loan facility not drawn upon at any time during the period.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Investment Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

The Fund’s Investment Management Agreement and Investment Advisory Agreement, under which management and advisory fees are paid to the Investment Manager and Investment Adviser, are based on the Fund’s assets applicable to shares of common and preferred stock, have been reformed in order to reflect the implementation of the loan facility and the completion of the AMPS redemption. Because the Fund no longer uses preferred stock (i.e. the AMPS) for leverage, the Fund, the Investment Manager and Investment Adviser have agreed to reform the Investment Management Agreement and Investment Advisory Agreement to reflect the parties’ intention that the investment management fee be paid based on the Fund’s Managed Assets (including assets attributable to any form of investment leverage). For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

7. Reimbursement of Costs by Investment Manager

In 2009, the Fund filed a non-routine proxy to consider approval of a new sub-advisory agreement among the Fund, Investment Manager and Sub-Adviser. The Fund and the Investment Manager agreed to each bear equal responsibility with respect to the costs of soliciting proxies associated with the non-routine item. The expenses related to the 2009 non-routine proxy are included within the Statement of Operations in the applicable expense categories and the aggregate reimbursement is reported separately. The Investment Manager reimbursed the Fund for $307,364.

8. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 28, 2009, the date the Financial Statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of October 31, 2009. However, the following are details relating to subsequent events that occurred since October 31, 2009.

The Fund declared monthly distributions of 3.5 cents per share payable on December 11, 2009 and January 15, 2010 to common shareholders of record as of November 30, 2009 and December 31, 2009, respectively.

At a meeting of the Fund’s Board held on December 7, 2009, the Board approved a reduction of the Administration fee paid to AAMI as disclosed in Note 2. Effective February 1, 2010, the annual fee rate will be 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. The Board also approved an

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (concluded)

amended Investor Relations Services Agreement that includes enhanced investor relation services for the Fund that will take effect on March 1, 2010. The fee that will be paid to AAMI for investor relations services is approximately $390,000 per annum.

Based on Management’s evaluation, no other adjustments were required to the Financial Statements and no other subsequent events required recognition or disclosure in the Financial Statements as of October 31, 2009 through December 28, 2009.

9. Change in Independent Registered Public Accounting Firm, (unaudited)

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Directors engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Fund.

The reports of the financial statements, previously issued by PwC for the Fund for each of the two most recent fiscal years ended October 31, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the past two most recent fiscal years and through the date of the auditor change, there were no disagreements between the Fund and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwCs’ reports on the financial statements of such periods.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders of

Aberdeen Asia-Pacific Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”), as of October 31, 2009, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2008, and the financial highlights for each of the years in the four-year period ended October 31, 2008, were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes in net assets and financial highlights in their report dated December 23, 2008.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of the Aberdeen Asia-Pacific Income Fund, Inc. present fairly, in all material respects, the financial position of the Fund as of October 31, 2009, and the results of its operations, its changes in net assets, its cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2009

Aberdeen Asia-Pacific Income Fund, Inc.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Asia-Pacific Income Fund, Inc. during the fiscal year ended October 31, 2009:

Common Shareholders

Payable Date	Return of Capital†	Foreign Taxes Paid†*	Foreign Source Income**
November 14, 2008	-	3.72%	74.55%
December 12, 2008	-	3.72%	74.55%
January 16, 2009	-	3.44%	91.44%
February 13, 2009-October 16, 2009	27.45%	0.86%	100.00%

†	Expressed as a percentage of the distributions paid.
*	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
**	Expressed as a percentage of ordinary distributions paid grossed-up for foreign taxes paid.

Supplemental Information (unaudited)

Considerations in Approving Renewal of Management Agreement and Investment Advisory Agreement (FAX)

At an in-person meeting of the Board of Directors (the “Board”) of the Aberdeen Asia-Pacific Income Fund, Inc. (“Fund”) held in September, 2009, the Board of Directors, including all of the Directors who are not considered to be “interested persons” as such term is defined under the Investment Company Act of 1940, as amended, of the Fund (“Independent Directors”), considered and approved for an additional twelve-month term the continuation of the Fund’s management agreement with Aberdeen Asset Management Asia Limited (“Investment Manager”) and the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Limited (“Investment Adviser”) (collectively, “Agreements”). The Investment Adviser is an affiliate of the Investment Manager. The Investment Manager and the Investment Adviser are sometimes each referred to as an “Adviser” and, collectively, as the “Advisers.”

The Independent Directors were advised by separate independent legal counsel throughout the process. In advance of the meeting, the Independent Directors received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. At the meeting, the Directors reviewed a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors, and discussed this report with representatives of the Advisers. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding the renewal of the Agreements. The Directors also considered the recommendation of the Contract Review Committee of the Board (the “Committee”), consisting solely of Independent Directors, that the Agreements be renewed, noting that the Committee also had discussed, with representatives of management and separately in executive session with independent counsel at which no representatives of management were present, among other factors, the nature, extent and quality of the management and advisory services provided to the Fund by the Advisers, the level of the management and advisory fees, the costs of the services provided and the profits realized by the Advisers and their affiliates, the Fund’s expense ratio, Fund performance, the Fund’s and Advisers’ compliance programs, any economies of scale with respect to the management of the Fund, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund, and various other matters included within the report of the Advisers.

In considering whether to approve the renewal of the Agreements, the Directors received a variety of information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative performance, fee and expense information of

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (continued)

a peer group of funds selected by an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The Board’s materials also contained information as to the profitability of the Advisers and their affiliates from their relationship with the Fund. The Committee and the Board of Directors, including the Independent Directors, also considered other matters such as (i) the Advisers’ financial results and financial condition, (ii) the Fund’s investment objective and strategies and the Advisers’ investment personnel and operations, (iii) the procedures employed to determine the value of the Fund’s assets, (iv) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, and (v) possible conflicts of interest. Throughout the process, the Directors were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Directors in connection with their consideration of the renewal of the Agreements, the Directors receive materials in advance of each regular quarterly meeting that provide information relating to the services provided by the Advisers. In this regard, the Board reviews reports of the Advisers which include, among other things, a portfolio review and Fund performance reports.

In approving (or, in the case of the Committee, recommending) the renewal of the Agreements, the Committee and the Board of Directors reached, among others, the following conclusions:

•

Nature, Extent and Quality of Services. The Committee and the Board were satisfied with the nature, quality and extent of services provided by the Advisers. In reaching this conclusion, the Committee and the Board reviewed, among other things, the Advisers’ investment experience, including the growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board (and the Committee) received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Committee and the Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Committee and the Board also considered the allocation of responsibilities among the Advisers. In addition, the Committee and the Board considered the financial condition of the Advisers and whether they had the financial wherewithal to provide a high level and quality of service to the Fund. The Committee and the Board also considered information received from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Committee and the Board also considered the Advisers’ brokerage polices and practices. Management also reported to the Committee and the Board on, among other things, its business plans and organizational changes. The Committee and the Board also noted that the Board reviewed and assessed the quality of the services the Fund receives from the Advisers throughout the year, and received detailed portfolio review and performance reports on a regular basis. The Committee and the Board determined that the advisory services provided were extensive in nature and of high quality.

•

Fees and Expenses. The effective annual management fee rate paid by the Fund to the Investment Manager for investment management services was within a reasonable range relative to the effective advisory fee rates of a peer group consisting of a group of all closed-end funds in the world bond fund Morningstar category as compiled by Strategic Insight (“SI”), an independent third-party provider of mutual fund data (the “Peer Group”), including Aberdeen Global Income Fund, Inc., another U.S.-registered closed-end fund managed by the Investment Manager and First Trust/Aberdeen Global Opportunity Income Fund, a U.S.-registered closed-end fund sub-advised by Aberdeen Asset Management Inc., an affiliate of the Advisers and administrator to the Fund (“AAMI”). The SI data indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six months ended April 30, 2009, and which reflects both the advisory fee and the administration fee) was below the Peer Group’s median and average fee rates, respectively. The Committee and the Board noted that, among other information, the SI data also indicated that the Fund’s annualized expense ratio based on average managed assets, which includes the Fund’s assets attributable to its common stock plus borrowings for investment purposes, including leverage, for the six months ended April 30, 2009 was above the average and median expense ratios, respectively, of the Peer Group. The data also indicated that the Fund’s annualized expense ratio based on average net assets, excluding the principal amount of borrowings, for the six months ended April 30, 2009 was above the average and median expense ratios of its Peer Group. The Committee and the Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total Managed Assets,

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (continued)

whether attributable to common stock, preferred stock or bank borrowings. The Committee and the Board also considered that the compensation paid to the Investment Adviser is paid by the Investment Manager and not the Fund, and, accordingly that the retention of the Investment Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Committee and the Board also noted that the Investment Manager would be reimbursing certain Fund expenses. The Committee and the Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses, as well as certain actions taken by the Board during the past year to reduce the Fund’s operating expenses. The Committee and the Board noted that the expense information in the SI report did not fully reflect such potential cost savings. The Committee also noted the impact of leverage on the total expenses of the Fund. The Committee and the Board also received information from management regarding the fees charged by the Advisers to other U.S. and non-U.S. clients investing primarily in an asset class similar to that of the Fund, including, two segregated accounts with a global mandate. The Committee and the Board considered the fee comparisons in light of differences required to manage the different types of accounts. The Committee and the Board also noted that the SI report indicated that the Fund’s effective management fee rate was below the effective management fee rates paid by the other Aberdeen-managed funds in its Peer Group. The Committee and the Board concluded that the fee paid by the Fund was reasonable, given the differences in the funds’ sizes, investment objectives and restrictions, and diversification requirements.

•

Performance. The Committee and the Board received and reviewed, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The SI report indicated that the Fund ranked 1st out of 12 for the year-to-date period ended April 30, 2009, 7th out of 12 for the one- year period ended April 30, 2009, 3rd out of 8 for the three-year period ended April 30, 2009 and 3rd out of 6 for the five-year period ended April 30, 2009. The Committee and the Board also received performance information from management that compared the Fund’s return to comparable non-U.S. investment companies in its Lipper category, which indicated that the Fund had outperformed the average of such group of funds for the year-to-date, three-year and five-year periods ended June 30, 2009 and was below the average for the one-year period ended June 30, 2009.

   The Committee and the Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Committee and the Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of each of the funds in the Morningstar Group, and other Aberdeen-managed funds and two segregated accounts with global bond mandates. The Committee and the Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Committee and the Board also reviewed information as to the Fund’s discount/premium ranking relative to the Morningstar Group. The Committee and the Board also noted that the Fund underperformed its composite benchmark constructed by the Investment Manager for the one-, three- and five-year periods ended April 30, 2009. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s underperformance relative to its benchmark, including market conditions. The Committee and the Board concluded that overall performance results were satisfactory and supported renewal of the Agreements.

•

Economies of Scale. The Board determined that the management fee structure was reasonable and reflects economies of scale being shared between the Fund and the Advisers. This determination was based on factors including that the Fund’s management fee schedule provides breakpoints at higher asset levels, and that profitability of the Investment Manager and the Investment Adviser were determined to be reasonable based upon the Board’s review of the Peer Group data and other information provided to the Committee and the Board.

•

Profitability; Ancillary Benefits. The Committee and the Board considered information indicating the costs and profitability of the Advisers and their affiliates in providing services to the Fund, as well as any ancillary benefits. In addition, the Committee and the Board received information with respect to management’s allocation methodologies used in preparing this profitability data. The Board noted that AAMI, an affiliate of the Advisers, provides administrative and investor relations services to the Fund, for which it receives fees. The Committee and the Board determined that in light of the nature, extent and quality of services provided to the Fund, the profitability of the Advisers and its affiliates from their relationship with the Fund was reasonable, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund were reasonable.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

In considering the Agreements, the Committee and the Board considered a variety of factors, including those factors discussed above. The Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances, and each Director may have attributed different weight to the various factors. Based on their deliberations and their evaluation of the information provided to them, the Committee and the Board, including a majority of the Independent Directors, concluded that approval of the renewal of the Agreements was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, approved the renewal of the Agreements.

Aberdeen Asia-Pacific Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Common shareholders are automatically enrolled in the Plan. Under the Plan, all distributions, net of any applicable withholding tax, will automatically be reinvested by the Plan Agent in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent. A shareholder whose shares are held by a broker or nominee that is unable to participate in the Plan may be required to have his shares re-registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Distributions payable to Plan participants will be promptly invested. If the Fund declares a distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that distribution in newly-issued shares of common stock on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis: if, on payable date, the market price of the Fund’s common stock plus any brokerage commission is equal to or exceeds NAV, Plan participants will receive newly-issued shares of the Fund’s common stock valued at the greater of NAV or 95% of the then-current market price. If, on the other hand, the NAV, plus any applicable brokerage commission, exceeds the market price at such time, the Plan Agent will buy shares of common stock in the open market. If the market price plus any applicable brokerage commission exceeds the NAV as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly issued shares valued at the greater of NAV or 95% of the then-current market value. All reinvestments are in full and fractional shares carried to four decimal places.

There is no direct charge to participants for reinvesting distributions, except for brokerage commissions. The Plan Agent’s fees for the handling of the reinvestment of distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant pays a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases. Purchases and sales may be made through a broker affiliated with the Plan Agent. The automatic reinvestment of distributions does not relieve participants of any federal income tax that may be payable on such distributions.

The Plan also allows participants to make voluntary cash investments by sending additional funds by a check drawn on a U.S. bank, in U.S. dollars, payable to the Plan Agent. Additional voluntary cash investments must be in an amount of at least $100, with a maximum of $10,000 per month, with an aggregate annual limit of $120,000 for the purchase of shares of the Fund’s common stock on the open market. Voluntary cash investments will be invested on or before the 15th day of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities law. Cash investments may be commingled with the funds held by the Plan Agent for other shareholders of the Fund, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocable to each participant. In the event a participant’s voluntary cash investment check is returned unpaid for any reason, the participant will be charged a $20.00 return fee.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice or pursuant to telephonic procedures established by the Plan Agent and will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then-current market price, less a sales fee, and send a check to the participant for the proceeds. The sales fee payable will be the lesser of $10 or the net proceeds from the sale of the fractional share. If the transaction fee and commissions exceed the proceeds from the sale of the fractional share, participants will receive a transaction advice instead of a check. If, by giving proper notice to the Plan Agent, participants request cash in lieu of shares upon any withdrawal from the Plan, the Plan Agent will sell the shares and send the participant the proceeds, less a sales fee of $10 plus brokerage commissions of $0.10 per share.

The Fund or the Plan Agent reserves the right to amend or terminate the Plan either in full or partially upon 90 days’ written notice to each Plan participant.

All questions concerning the Plan should be directed to the Plan Agent, The Bank of New York Mellon Corporation, Shareholder Relations Department, 480 Washington Blvd., Jersey City, NJ 07310 or by calling 1-866-221-1606.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager, Investment Adviser or Investment Sub-Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Age: 54	Class III Director; Vice President	Term as Director expires 2012; Director since 2001	Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager, Investment Adviser and Investment Sub-Adviser, since 1983. He was President of the Fund, of Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Global Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and was President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator.	25

Independent Directors

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 59	Chairman of the Board; Class II Director	Term expires 2011; Director since 2001	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and the Aberdeen Funds. He also serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	26

Neville J. Miles c/o Ballyshaw Pty. Ltd. 62 Caledonia Street Paddington NSW 2021 Australia Age: 63	Class I Director	Term expires 2010; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies. He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc.	3

William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 61	Class III Director	Term expires 2012; Director since 1986	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd. (international consulting and merchant banking company) from 1996 to 2004. Mr.Potter is an independent director of a number of U.S. and Canadian companies primarily in the resource and technology sectors.	3

Peter D. Sacks c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 64	Class II Director	Term expires 2011; Director since 1993	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	26

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Age: 67	Class I Director	Term expires 2010; Director since 1986	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (venture capital) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Managing Member of The Value Group LLC (venture capital) through 2008, Director Macquarie AIR - serv Holdings, Inc. since 2006, Director Smarte Carte Inc. since 2007.	26

Brian M. Sherman 2 Paddington Street Paddington, NSW 2021 Australia Age: 66	Class III Director	Term expires 2012; Director since 1986	Mr. Sherman has been Chairman of Sherman Group Limited (investment company) since 2001 and Chairman of Aberdeen Leaders Limited (investment company) since 1987. He was President of the Board of Trustees of the Australian Museum from 2001 to October 2007. He has also been a Director of Ten Network Holdings Ltd. (Television) from 1998 to October 2007. Mr. Sherman was Chairman of the Fund from 2000 to 2001. Until December 2000, he was Chairman and Joint Managing Director of the Fund’s Investment Adviser, and a Director of the Fund’s then Investment Manager.	2

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc. and the Aberdeen Funds have the same Investment Manager and Investment Adviser as the Fund or an investment adviser that is affiliated with the Investment Manager and Investment Adviser, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager, Investment Adviser and Investment Sub-Adviser. Mr. Gilbert serves as Vice President with Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

William Baltrus** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 42	Vice President	Since 2008	Currently, Head of Fund Operations for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 35	Vice President	Since 2009	Currently, Head of US Collective Funds and Vice President of Aberdeen Asset Management Inc. Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Stuart Gray*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 42	Vice President	Since 2009	Currently, Portfolio Manager Fixed Income for Aberdeen Asset Management Limited. Mr. Gray joined Aberdeen Asset Management Limited with the Deutsche Asset Management acquisition in 2007. Mr. Gray was formerly a Portfolio Manager with Deutsche Asset Management from 2000 until the acquisition.

Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 32	Assistant Treasurer	Since 2009	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 33	Assistant Treasurer	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 35	Vice President, Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002-2005).

Vincent McDevitt** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 43	Chief Compliance Officer, Vice President – Compliance	Since 2008	Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined the Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 40	Treasurer, Principal Accounting Officer	Since 2009	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Anthony Michael*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 46	Vice President	Since 2008	Currently, Head of Fixed Income – Asia for Aberdeen Asset Management Asia Limited. Mr. Michael joined Aberdeen through the acquisition of Deutsche Asset Management’s Australian Fixed Income business in June 2007. Previously, Mr. Michael was Director and Senior Portfolio Manager at Deutsche (2002-2007).

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 31	Vice President	Since 2008	Currently, Vice President and Head of Legal - US for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006). Ms. Nichols graduated in 2003 with a J.D. from the University of Virginia School of Law.

Christian Pittard** Aberdeen Asset Management Investment Services Limited One Bow Churchyard London EC4 M9HH United Kingdom Age: 36	President	Since 2009	Currently Group Development Director, Collective Funds for Aberdeen Asset Investment Services Limited. Previously Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager Investment Adviser and Investment Sub-Adviser) (from 2000 to May 2005).

Victor Rodriguez*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 38	Vice President	Since 2009	Currently, Head of Fixed Income – Australia for Aberdeen Asset Management Limited. Mr. Rodriguez joined Aberdeen Asset Management Limited following the acquisition of Credit Suisse Asset Management (Australia) Limited. Mr. Rodriguez was formerly a member of the fixed income team at Credit Suisse Asset Management since 1995.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 38	Assistant Secretary	Since 2008	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 48	Vice President	Since 2008	Currently, Head of Product Development Collective Funds/North American Mutual Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on June 9, 2009.
**	Mr. Baltrus, Mr. Goodson, Ms. Greenstein, Mr. Keener, Ms. Kennedy, Mr. McDevitt, Ms. Melia, Ms. Nichols, Mr. Pittard, Ms. Sitar and Mr. Sullivan hold the same position with Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund. Mr. Baltrus, Mr. Goodson, Ms. Kennedy, Mr. McDevitt, Ms. Melia, Ms. Nichols, Mr. Pittard, Ms. Sitar and Mr. Sullivan hold officer positions with Aberdeen Funds, The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Chile Fund, Inc., and The Emerging Markets Telecommunications Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Mr. Gray, Mr. Michael, and Mr. Rodriguez hold the same position with Aberdeen Global Income Fund, Inc. which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Brian M. Sherman

Officers

Christian Pittard, President

William Baltrus, Vice President

Martin Gilbert, Vice President

Alan Goodson, Vice President

Stuart Gray, Vice President

Megan Kennedy, Vice President and Secretary

Anthony Michael, Vice President

Jennifer Nichols, Vice President

Victor Rodriguez, Vice President

Timothy Sullivan, Vice President

Vincent McDevitt, Chief Compliance Officer and Vice President – Compliance

Andrea Melia, Treasurer and Principal Accounting Officer

Matthew Keener, Assistant Treasurer

Sharon Greenstein, Assistant Treasurer

Lucia Sitar, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Management Investment Services Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

1-866-221-1606

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the New York Stock Exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

(a)

As of October 31, 2009, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(b)	For purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there were no material changes to the Code of Ethics referred to in 2(b) above.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics referred to in 2(b) above.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed with this Form N-CSR as Item 12(a)(1).

Copies of the Code of Ethics may be requested free of charge by calling toll free on 1-800-522-5465.

Item 3 – Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Neville Miles, Peter Sacks and John Sheehy as Audit Committee Financial Experts. Mr. Miles, Mr. Sacks and Mr. Sheehy are all considered by the Board to be independent directors as interpreted under this Item 3.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2009	$95,000	Nil	$6,000	Nil

October 31, 2008	$134,500	$Nil	$7,600	Nil

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)	Below are the Registrant’s Pre-Approval Policies and Procedures:

(1) Audit Committee Pre-Approval Policies and Procedures

Refer to Exhibit A.

(2)

None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

	Fiscal Year Ended October 31, 2009	Fiscal Year Ended October 31, 2008
Registrant	Nil	$205,900
Registrant’s Investment Manager	$20,000	Nil

For the fiscal year ended October 31, 2009, KPMG billed $20,000 for tax consulting and tax compliance services to the Registrant’s Investment Manager and Investment Adviser. For the fiscal year ended October 31, 2008, PwC UK billed Aberdeen PLC $325,800 for audit-related services in connection with a SAS 70 review of Aberdeen PLC, which included the Investment Manager and Investment Adviser operations.

(h)

The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2009, the audit committee members were:

Neville J. Miles

Peter D. Sacks

John T. Sheehy

(b)	Not applicable.

Item 6 – Investments.

(a)	Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in March 2006.

The proxy voting policies of the Registrant are referenced Exhibit B and Investment Manager and Investment Adviser are referenced Exhibit C.

      Item 8 -       Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) The information in the table below is as of October 31, 2009.

Individual & Position	Services Rendered	Past Business Experience
Anthony Michael BECon, MSc in Economica MComm in Applied Finance Grad Diploma in Securities Studies (Commenced June 2007) Director, Asian Fixed Income	Responsible for management and investment performance of Aberdeen’s Non-Japan Asia fixed income and capital market products.	Appointed Head of Asian Fixed Income in June 2007 when Aberdeen acquired Deutsche Australia Limited. Prior to the acquisition was Director/senior portfolio manager with Deutsche Australia Limited since 2002.
Scott Bennett BS Economics (Commenced 2008) Head of Asian Credit	Responsible for credit research, security selection and portfolio strategies for Asian US dollar investments.

Currently, the Head of Asian credit on the Asian fixed income desk, prior to which he served as Director and trader of fixed income instruments at ABN AMRO Bank. Prior to his work there, he was a Citigroup director, working within its Asian credit research team. Prior to his work there, he was a Citigroup director, working within its Asian credit research team. Bennett has been involved within Asian credit since 1997, including research and trading, in both the public and private debt markets.

Kenneth Akintewe MArts (Econs), MSc (Int. Banking/Financial) (Commenced August 2005) Portfolio Manager	Responsible for Asian fixed income (interest rates and currencies) research and portfolio management.	Currently a portfolio manager on the Asian fixed income team. Joined Aberdeen in 2002, initially on the global equities desk in Glasgow, before transferring to the global bond team in 2003.
Victor Rodriguez BEcon, CPA, Grad Diploma in Applied Finance and Investment (Commenced May 2009) Head of Fixed Income - Asia	Responsible for Australia fixed income.	Currently, Head of Fixed Income on the Australian fixed income team. Joined Aberdeen in 2009 following the acquisition of Credit Suisse Asset Management (Australia) Limited. Joined Credit Suisse Asset Management in 1995 as a member of the fixed income team and became a senior member of the team, specializing in credit strategies.
Stuart Gray BS Business (Finance and Economics), Graduate Diploma in Applied Finance and Investment (Commenced June 2007) Portfolio Manager	Responsible for portfolio management.	Currently, a portfolio manager on the Australian fixed income team. Joined Aberdeen in 2007, following the acquisition of Deutsche Asset Management (Australia) Limited. Joined Deutsche in September 2000 as a member of the fixed income team and was a senior manager specializing in credit analysis.

(2)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Anthony Michael	3	$2,688.35	23	$3,114.90	51	$11,400.49
Scott Bennett	3	$2,688.35	23	$3,114.90	51	$11,400.49
Kenneth Akintewe	3	$2,688.35	23	$3,114.90	51	$11,400.49
Victor Rodriguez	3	$2,688.35	23	$3,114.90	51	$11,400.49
Malcolm Alley	3	$2,688.35	23	$3,114.90	51	$11,400.49

Total assets are as of October 31, 2009 and have been translated to U.S. dollars at a rate of £1.00 = $1.6484.

There are no accounts with respect to which part of the advisory fee is based on the performance of the account.

(3)     The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager and its Investment Adviser (the “Aberdeen Group”) as of October 31, 2009.

Aberdeen recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of Aberdeen and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment. In accordance with this need for flexibility, Aberdeen takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. Aberdeen uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of Aberdeen’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of Aberdeen’s profitability.

Staff performance is reviewed formally once a year, with some areas undertaking mid-term reviews. The review process looks at all of the ways in which an individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance along with the Company’s overall performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. The AAMI Remuneration Committee has made a decision to refrain from setting a cap on the percentage of bonus compared to an employee’s base salary. AAMI wishes to provide incentives to Portfolio Managers to perform in the long term by awarding a major part of their bonus as deferred shares. Last year, for Senior Portfolio Managers, AAMI chose to defer 80% of their bonus as shares.

In the calculation of a portfolio manager’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. Each Fund’s performance is judged against the benchmark as established in the relevant Fund’s most recent shareholder report. Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered.

Although performance is taken into account in setting a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, not only would the portfolio manager be in breach of Aberdeen’s Code of Ethics, but any such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long Term Incentives

As part of an effective remuneration package, a long term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of Aberdeen for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

Aberdeen offers a meritocracy and a very flat management structure. The culture of the company is entrepreneurial, and enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction.

Aberdeen does not “tie in” portfolio managers with long-term and restrictive contractual obligations, however. Aberdeen aims to retain key individuals primarily through the provision of competitive compensation and other benefits. It is the policy of the Aberdeen Group to mitigate the effects of any individual leaving the company by ensuring that portfolios are managed on a team basis.

(4)

  (a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2009
Anthony Michael	$0
Scott Bennett	$0
Kenneth Akintewe	$0
Victor Rodriguez	$0
Malcolm Alley	$0

  (b) Not applicable.

Item 9 -  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2008 through, November 30, 2008	445,100	4.01	445,100	26,128,404
December 1, 2008 through December 31, 2008	274,400	4.04	719,500	26,100,964
January 1, 2009 through January 31, 2009	33,900	4.63	753,400	26,097,574
February 1, 2009 through February 29, 2009	0	0	753,400	26,097,574
March 1, 2009 through March 31, 2009	0	0	753,400	26,097,574

April 1, 2009 through April 30, 2009	0	0	753,400	26,097,574
May 1, 2009 through May 31, 2009	0	0	753,400	26,097,574
June 1, 2009 through June 30, 2009	0	0	753,400	26,097,574
July 1, 2009 through July 31, 2009	0	0	753,400	26,097,574
August 1, 2009 through August 31, 2009	0	0	753,400	26,097,574
September 1, 2009 through September 30, 2009	0	0	753,400	26,097,574
October 1, 2009 through October 31, 2009	0	0	753,400	26,097,574
Total	753,400	4.10	753,400	-

1 The Registrant’s stock repurchase program was announced on March 19, 2001, and further amended by the Fund’s Board of Directors on December 12, 2007. Under the terms of the current program the Registrant is permitted to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 – Submission of Matters to a Vote of Security Holders.

In December 2008, the Registrant’s Board of Directors adopted amendments to the Registrant’s Amended and Restated Bylaws dated as of December 12, 2007 (“Bylaws”) pertaining to certain corporate governance matters. Many of these amendments reflect recent changes to the Maryland general corporation law; other amendments were also approved to conform the Bylaws to those of the other closed-end funds managed by the Investment Manager. The amended Bylaws include:

•

Updates to the procedures required for shareholders to call a special meeting of shareholders, including provisions that (a) clarify which shareholders may call a special meeting; (b) establish procedures to fix a record date; (c) establish procedures to set the date, time and place of special shareholders’ meetings; (d) address revocation of requests for special shareholders’ meetings; and (e) allow for verification of the validity of a shareholder request for a special meeting.

•

Enhancements to the “advance notice” provisions of the Bylaws. These amendments require shareholders to notify the Secretary of the Registrant of Director nominations and other shareholder proposals to be brought at an annual meeting, beginning with the 2010 annual meeting of shareholders, not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement.

•

Additionally, the enhanced “advanced notice” provisions (a) expand the information required to be provided by the shareholder making the proposal or nomination, including information regarding hedging activities and investment strategies of such shareholder and the shareholder’s affiliates; and (b) require shareholders to update or correct any previously-submitted information.

•

Clarification that only those individuals nominated in compliance with the “advance notice” provisions of the Bylaws are eligible to serve as Directors, and that individuals must meet the substantive qualification requirements at both the time of nomination and at the time of election.

Item 11 – Controls and Procedures.

(a)

It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Asia-Pacific Income Fund, Inc.

  Date: January 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Asia-Pacific Income Fund, Inc.

  Date: January 7, 2010

By:	/s/ Andrea Melia
Andrea Melia,
Treasurer of
Aberdeen Asia-Pacific Income Fund, Inc.

  Date: January 7, 2010

EXHIBIT LIST

12(a)(1) – Code of Ethics

A – Registrant’s Audit Committee Pre-Approval Policies and Procedures

B – Registrant’s Proxy Voting Policies

C – Investment Manager’s and Investment Adviser’s Proxy Voting Policies

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications